UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 18, 2007 (September 13, 2007)

JOURNAL REGISTER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

790 Township Line Road, Yardley, Pennsylvania	19067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c)	Appointment of Certain Officers

On September 13, 2007, the Board of Directors of Journal Register Company (the “Company”) appointed Scott A. Wright, 44, as its President and Chief Operating Officer, effective October 1, 2007.  Mr. Wright has served as the Company’s Senior Vice President, Michigan, since April 9, 2007.  Prior to joining the Company, Mr. Wright held the position of President and Publisher at Suburban Community Newspapers.

In connection with Mr. Wright’s appointment, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company approved an increase in his base salary from $225,000 to $275,000 effective October 1, 2007 and his base salary will be further increased to $375,000 upon his relocation to the Yardley, Pennsylvania area.  Mr. Wright’s 2007 bonus potential will be increased from $50,000 to $175,000.  Mr. Wright will also receive a grant of 20,000 restricted stock units (“RSUs”) pursuant to the Company’s Amended and Restated 1997 Stock Incentive Plan.  The RSUs will vest annually in three equal installments from the October 1, 2007 award date.  The Compensation Committee also approved a Change of Control Employment Agreement for Mr. Wright.  The form of the Change of Control Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(e)	Changes in Compensatory Arrangements of Certain Officers

Effective October 1, 2007, the Board of Directors of the Company promoted Julie A. Beck, 45, to the position of Executive Vice President and Chief Financial Officer.  The Compensation Committee approved an increase in her annual base salary from $325,000 to $375,000 and her 2007 bonus potential will increase from $100,000 to $175,000, each effective October 1, 2007.

Item 7.01.	Regulation FD Disclosure

On September 17, 2007, the Company issued a press release announcing Mr. Wright’s and Ms. Beck’s promotions, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1         Form of Change of Control Employment Agreement for Scott A. Wright

99.1         Text of press release issued by Journal Register Company, dated September 17, 2007, titled “Journal Register Company Announces Executive Promotions of  Scott A. Wright and Julie A. Beck”.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: September 18, 2007		/s/ Edward J. Yocum
	By:	Edward J. Yocum
	Title:	Senior Vice President, General
Counsel & Corporate Secretary

Exhibit Index

Exhibit Description

10.1           Form of Change of Control Employment Agreement for Scott A. Wright

99.1           Text of press release issued by Journal Register Company, dated September 17, 2007, titled “Journal Register Company Announces Executive Promotions of Scott A. Wright and Julie A. Beck”.